                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                _______________________________________________

                            Date:  December 18, 1996


                   NORTH AMERICAN INTEGRATED MARKETING, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


     33-27603                                            22-2942013
(Commission File No.)                       (IRS Employer Identification No.)


                               999 McBride Avenue
                                   Suite 200A
                        West Paterson, New Jersey  07424
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 890-7330
              (Registrant's telephone number, including area code)
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Item 5.    Other Events.
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          Pursuant to stock purchase agreements dated November 13, 1996,
          Registrant acquired through the payment of $150,000 to both Robert Bzezensky and Steven Gasner, each executive officers of Registrant, one-half of their respective stock in Registrant or 960,000 shares of common stock each for a total of 1,920,000 shares. Registrant paid a total of $300,000 from its operating income. Registrant has purchased the shares as treasury shares based upon the belief by its Board of Directors that the value of its shares supports this purchase price.

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NORTH AMERICAN INTEGRATED
                                      MARKETING, INC.
                                      (REGISTRANT)

                                        /s/ Robert W. Paltrow
                                       -------------------------------
                                      (signature)
                                      Name: Robert W. Paltrow
                                      Title:  Secretary/Treasurer

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